Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Portfolio of Investments                                       8
         Notes to Portfolio of Investments                             13
         Statement of Assets and Liabilities                           14
         Statement of Operations                                       15
         Statements of Changes in Net Assets                           16
         Notes to Financial Statements                                 17





Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth & Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.







USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.







Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.]

Over the past four years I have written many times of our grandchildren. As of December 4, 1998, we have five. Adam Roth Bethel was born to my daughter, Marnie, and her husband, Jeff, in Austin, Texas. The best news is that I think he's incredibly handsome and Jeff's mother thinks he looks like me. As do his four cousins, Adam has an InveStart (Registered Trademark)-type account that we've set up. His is in the USAA First Start Growth Fund. Adam is, of course, extremely bright. I am sure that in years to come he will enjoy learning about investments through the USAA First Start Program.

Adam's cousins' accounts with us are in four other USAA funds. The oldest of these accounts is now over four years old and belongs to Karl Joseph Marbach. When I last checked, its balance was over $4,600. The account is in the Income Stock Fund and, thus, is subject to all the risks of stocks. Indeed, its value dropped last August when the stock market declined sharply. But it nevertheless demonstrates the positive aspects of this kind of investment plan.

My wife and I decided to help with our grandchildren's educaation. Our monthly contributions have been the main driver behind Karl's account and those of his cousins. There will no doubt be future market declines, as there will be market advances. And Karl's parents no doubt add to this fund on occasion. But the key thing is that we are providing a systematic plan of adding to this investment for Karl's higher education. I'll bet such a plan will work for Adam as well.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



Systematic investment plans do not assure a profit or protect against loss in declining markets.

The USAA Income Stock Fund's average annual total returns for the 1-, 5-, and 10-year periods ending January 31, 1999, were 10.68%, 15.31%, and 14.44%, respectively.

Past performance is no guarantee of future results; the investment return and principal value of an investment will fulctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.







Investment Review

USAA GROWTH & INCOME FUND

OBJECTIVE: Capital growth and current income.

TYPES OF INVESTMENTS: Primarily dividend-paying equity securities.

--------------------------------------------------------------------------------
                                           7/31/98              1/31/99
--------------------------------------------------------------------------------
  Net Assets                           $1,078.6 Million     $1,058.0 Million
  Net Asset Value Per Share                 $18.88               $18.73
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/99
--------------------------------------------------------------------------------
  7/31/98 to 1/31/99      1 Year       5 Years      Since Inception on 6/1/93
        5.54%(+)          10.46%       16.87%                16.44%
--------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund, the S&P 500 Index, and the Lipper Growth & Income Funds Average for the period of 06/01/93 through 01/31/99. The data points from the graph are as follows:


                  USAA Growth                                 Lipper Growth &
                  & Income Fund          S&P 500 Index     Income Funds Average
                  -------------          -------------     --------------------
06/01/93             $10,000                $10,000                $10,000
07/93                  9,930                  9,989                 10,034
01/94                 10,865                 10,883                 10,981
07/94                 10,566                 10,503                 10,575
01/95                 10,751                 10,940                 10,727
07/95                 12,711                 13,242                 12,739
01/96                 14,290                 15,165                 14,242
07/96                 14,576                 15,433                 14,481
01/97                 17,895                 19,158                 17,524
07/97                 21,382                 23,476                 20,927
01/98                 21,449                 24,312                 21,452
07/98                 22,449                 28,008                 23,413
01/99                 23,693                 32,215                 25,184

Data from 6/1/93 through 1/31/99



The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund to the S&P 500 Index and the Lipper Growth & Income Funds Average. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Growth & Income Funds Average is an average of all growth & income funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.







Message from the Manager

[Photograph of the Portfolio Manager, R. David Ullom, CFA, appears here.]

The markets have been gripped by the fear of a global economic collapse. Much of this fear is based on Russia's cracked economy and Brazil's devalued currency. There are also growing concerns regarding the Chinese economy. Yet the U.S. economy remains robust, exceeding all expectations with a 6.1% growth in the fourth quarter. This economic confusion has led to a "flight to quality." As a result, the top 50 names of the S&P 500 Index dominated performance over the last six months.

We had made several modifications since September of last year. The market correction in the fall presented many large cap investment opportunities in the stocks of companies that had attractive valuations and sound fundamentals. Funding for the purchase of these stocks came from the sale of small and mid capitalization companies. We also used the correction as an opportunity to improve diversification. We increased the weighting in technology and consumer staples and lowered the weighting in capital goods and consumer cyclicals.

PERFORMANCE

Our Fund had been positioned for the strong economic growth, but that strength did not translate into cyclical performance. For the six months ended January 31, 1999, your Fund's total return was 5.54% versus the Lipper Growth & Income Average of 5.30%.(1) Many of the cyclical/commodity issues owned in the fund are at least partially dependent on global economic growth, which proved to be weak over the latest six months as opposed to the strength in the U.S. economy. Also, currency translations had a negative impact on reported earnings for many of these companies.

Since our last report of July 31, 1998, the best performance occurred in technology, healthcare, and basic materials. The stocks of technology and healthcare companies performed well as they continued to show strong earnings growth. Selected holdings in Weyerhaeuser and Alcoa did well as reported earnings exceeded most expectations. Finally, communications services helped the Fund's performance as these companies also reported better than expected earnings growth.

Underperformance occurred in capital goods, consumer cyclicals, and energy. To some degree, these areas are represented by companies that have various degrees of exposure to cyclical and or commodity oriented products. Pricing for most commodities continued to decline over the latest six months.

(1) Refer to page 4 for the Lipper Average definition.

OUTLOOK AND PERSPECTIVE

Strong economic growth in the U.S. and at least some recovery in certain Southeast Asian countries appear to be ahead in 1999. Also, the implementation of a common currency in Europe seems to have been accomplished with few problems. Thus, the outlook for 1999 is for reasonable economic growth in both the U.S. and Europe, with the potential for some recovery in the economies of Southeast Asia. Latin America and in particular Brazil, remain a question mark.

We have positioned the Fund to benefit from the expectation of economic growth in the U.S. and some recovery in growth in the emerging market economies. As we have discussed in previous shareholder reports, we continue to select stocks demonstrating sound management, attractive valuation, and a strong outlook for earnings and cash flow growth.


Past performance is no guarantee of future results.




--------------------------------          ---------------------------------
     TOP 10 EQUITY HOLDINGS                        TOP 10 INDUSTRIES
       (% OF NET ASSETS)                           (% OF NET ASSETS)
---------------------------------         ---------------------------------
Microsoft                     2.7         Drugs                         6.1
Morgan Stanley, Dean Witter,              Healthcare-Diversified        4.7
Discover & Co.                2.6         Telephones                    4.0
Pharmacia & Upjohn            2.6         Banks-Money Center            3.9
Bell Atlantic                 2.3         Computer Software & Services  3.5
Intel                         2.3         Finance-Diversified           3.3
American Home Products        2.2         Retail-General Merchandising  3.2
Applied Materials             2.1         Household Products            3.0
Merck & Co.                   2.1         Electrical Equipment          3.0
Bausch & Lomb                 2.1         Electric Utilities            2.6
Cisco Systems                 2.0         ---------------------------------
---------------------------------






                    PORTFOLIO INVESTMENT DIVERSIFICATION
                              JANUARY 31, 1999

A pie chart is shown here illustrating the Portfolio Investment Diversification as of January 31, 1999 for the USAA Growth & Income Fund:

Financial - 15.5%*; Technology - 14.7%*; Healthcare - 14.0%*; Consumer Cyclicals
- 12.9%*; Capital Goods - 11.7%*; Consumer Staples - 8.9%*; Communication Services - 6.9%*; Basic Materials - 6.4%*; Energy - 4.9%*; Utilities - 2.6%*; and Transportation - 1.5%*.


* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


See page 8 for a complete listing of the Portfolio of Investments.






USAA GROWTH & INCOME FUND
PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)


                                                                        Market
     Number                                                             Value
   of Shares                    Security                                (000)
--------------------------------------------------------------------------------
                          COMMON STOCKS (98.0%)
               Aerospace/Defense (1.1%)
     345,000   Boeing Co.                                            $   11,924
--------------------------------------------------------------------------------
               Aluminum (1.9%)
     240,000   Alcoa, Inc.                                               20,070
--------------------------------------------------------------------------------
               Automobiles (1.8%)
     305,000   Ford Motor Co.                                            18,738
--------------------------------------------------------------------------------
               Auto Parts (2.0%)
     250,000   Intermet Corp.                                             3,406
     440,000   Lear Corp.*                                               17,325
--------------------------------------------------------------------------------
                                                                         20,731
--------------------------------------------------------------------------------
               Banks - Major Regional (0.4%)
     115,000   SouthTrust Corp.                                           4,269
--------------------------------------------------------------------------------
               Banks - Money Center (3.9%)
     215,004   BankAmerica Corp.                                         14,378
     190,000   Chase Manhattan Corp.                                     14,618
     220,000   Citigroup, Inc.                                           12,334
--------------------------------------------------------------------------------
                                                                         41,330
--------------------------------------------------------------------------------
               Beverages - Alcoholic (1.8%)
     270,000   Anheuser-Busch Companies, Inc.                            19,086
--------------------------------------------------------------------------------
               Beverages - Nonalcoholic (0.9%)
     150,000   Coca-Cola Co.                                              9,816
--------------------------------------------------------------------------------
               Chemicals (0.9%)
     562,700   Millennium Chemicals, Inc.                                 9,707
--------------------------------------------------------------------------------
               Chemicals - Diversified (2.1%)
     420,000   B.F. Goodrich Co.                                         14,280
     145,000   FMC Corp.                                                  7,839
--------------------------------------------------------------------------------
                                                                         22,119
--------------------------------------------------------------------------------
               Communication Equipment (1.6%)
     152,612   Lucent Technologies, Inc.                                 17,178
--------------------------------------------------------------------------------
               Computer - Hardware (2.1%)
      85,000   Hewlett-Packard Co.                                        6,662
      83,000   IBM Corp.                                                 15,210
--------------------------------------------------------------------------------
                                                                         21,872
--------------------------------------------------------------------------------
               Computer - Networking (2.0%)
     187,500   Cisco Systems, Inc.                                       20,918
--------------------------------------------------------------------------------
               Computer Software & Service (3.5%)
     165,000   Microsoft Corp.*                                          28,875
     142,500   Oracle Corp.*                                              7,891
--------------------------------------------------------------------------------
                                                                         36,766
--------------------------------------------------------------------------------
               Consumer Jewelry and Novelties - Miscellaneous (1.3%)
     352,500   American Greetings Corp. "A"                              13,924
--------------------------------------------------------------------------------
               Containers - Metals & Glass (1.9%)
     174,800   APTARGroup, Inc.                                           4,774
     338,000   Ball Corp.                                                15,210
--------------------------------------------------------------------------------
                                                                         19,984
--------------------------------------------------------------------------------
               Drugs (6.1%)
     152,000   Merck & Co., Inc.                                         22,306
     115,000   Pfizer, Inc.                                              14,792
     475,000   Pharmacia & Upjohn, Inc.                                  27,312
--------------------------------------------------------------------------------
                                                                         64,410
--------------------------------------------------------------------------------
               Electric Utilities (2.6%)
     460,000   Houston Industries, Inc.                                  13,972
     435,000   Pacific Gas & Electric Co.                                13,893
--------------------------------------------------------------------------------
                                                                         27,865
--------------------------------------------------------------------------------
               Electrical Equipment (3.0%)
     190,000   General Electric Co.                                      19,926
     266,000   Rockwell International Corp.                              11,555
--------------------------------------------------------------------------------
                                                                         31,481
--------------------------------------------------------------------------------
               Electronics - Semiconductors (2.3%)
     175,000   Intel Corp.                                               24,664
--------------------------------------------------------------------------------
               Engineering & Construction (0.5%)
     151,000   Fluor Corp.                                                5,757
--------------------------------------------------------------------------------
               Entertainment (0.8%)
     250,000   Walt Disney Co.                                            8,250
--------------------------------------------------------------------------------
               Equipment - Semiconductors (2.1%)
     355,000   Applied Materials, Inc.*                                  22,431
--------------------------------------------------------------------------------
               Finance - Consumer (1.5%)
     390,788   Associates First Capital Corp. "A"                        15,851
--------------------------------------------------------------------------------
               Finance - Diversified (3.3%)
     315,000   Morgan Stanley, Dean Witter, Discover & Co.               27,346
     180,000   PMI Group, Inc.                                            7,717
--------------------------------------------------------------------------------
                                                                         35,063
--------------------------------------------------------------------------------
               Foods (1.2%)
     474,600   Ralston Purina Group                                      12,992
--------------------------------------------------------------------------------
               Healthcare - Diversified (4.7%)
     388,000   American Home Products Corp.                              22,771
     115,000   Bristol-Myers Squibb Co.                                  14,741
     145,000   Johnson & Johnson, Inc.                                   12,325
--------------------------------------------------------------------------------
                                                                         49,837
--------------------------------------------------------------------------------
               Healthcare - HMOs (1.2%)
     191,000   Pacificare Health Systems, Inc. "A"*                      12,248
--------------------------------------------------------------------------------
               Heavy Duty Trucks & Parts (0.9%)
     285,000   Aeroquip-Vickers, Inc.                                    10,046
--------------------------------------------------------------------------------
               Homebuilding (0.6%)
     395,100   Walter Industries, Inc.*                                   5,976
--------------------------------------------------------------------------------
               Household Products (3.0%)
     409,000   Kimberly-Clark Corp.                                      20,373
     125,000   Procter & Gamble Co.                                      11,360
--------------------------------------------------------------------------------
                                                                         31,733
--------------------------------------------------------------------------------
               Insurance - Life/Health (1.6%)
     192,000   Aetna, Inc.                                               17,304
--------------------------------------------------------------------------------
               Insurance - Multi-Line Companies (1.8%)
     180,000   American International Group, Inc.                        18,529
--------------------------------------------------------------------------------
               Insurance - Property/Casualty (0.9%)
     286,500   Everest Reinsurance Holdings, Inc.                         9,634
--------------------------------------------------------------------------------
               Leisure Time (1.5%)
     625,000   Brunswick Corp.                                           15,430
--------------------------------------------------------------------------------
               Machinery - Diversified (1.3%)
     313,000   Deere & Co.                                               10,192
     204,304   Flowserve Corp.                                            3,435
--------------------------------------------------------------------------------
                                                                         13,627
--------------------------------------------------------------------------------
               Manufacturing - Diversified Industries (1.2%)
     273,000   Hillenbrand Industries, Inc.                              12,831
--------------------------------------------------------------------------------
               Manufacturing - Specialized (1.7%)
     360,000   Avery Dennison Corp.                                      17,797
--------------------------------------------------------------------------------
               Medical Products & Supplies (2.1%)
     355,000   Bausch & Lomb, Inc.                                       21,788
--------------------------------------------------------------------------------
               Oil - Domestic Integrated (0.9%)
     650,000   Occidental Petroleum Corp.                                 9,791
--------------------------------------------------------------------------------
               Oil - International Integrated (2.4%)
     240,000   Exxon Corp.                                               16,905
     206,000   Royal Dutch Petroleum Co.                                  8,253
--------------------------------------------------------------------------------
                                                                         25,158
--------------------------------------------------------------------------------
               Oil & Gas - Drilling/Equipment (0.8%)
     500,000   Helmerich & Payne, Inc.                                    8,781
--------------------------------------------------------------------------------
               Oil & Gas - Exploration & Production (0.8%)
     420,000   Apache Corp.                                               8,085
--------------------------------------------------------------------------------
               Paper & Forest Products (1.5%)
     300,000   Weyerhaeuser Co.                                          16,238
--------------------------------------------------------------------------------
               Photography - Imaging (1.6%)
     134,000   Xerox Corp.                                               16,616
--------------------------------------------------------------------------------
               Railroads/Shipping (1.5%)
     580,000   Norfolk Southern Corp.                                    15,986
--------------------------------------------------------------------------------
               Retail - Department Stores (1.0%)
     270,000   J.C. Penney Company, Inc.                                 10,581
--------------------------------------------------------------------------------
               Retail - General Merchandising (3.2%)
     450,000   Sears, Roebuck & Co.                                      18,056
     190,000   Wal-Mart Stores, Inc.                                     16,340
--------------------------------------------------------------------------------
                                                                         34,396
--------------------------------------------------------------------------------
               Services - Data Processing (1.1%)
     300,000   First Data Corp.                                          11,494
--------------------------------------------------------------------------------
               Telecommunications - Cellular/Wireless (0.3%)
     107,500   Sprint PCS*                                                3,427
--------------------------------------------------------------------------------
               Telecommunications - Long Distance (2.6%)
     115,000   AT&T Corp.                                                10,436
     205,900   Sprint Corp.                                              17,270
--------------------------------------------------------------------------------
                                                                         27,706
--------------------------------------------------------------------------------
               Telephones (4.0%)
     413,000   Bell Atlantic Corp.                                       24,780
     260,000   GTE Corp.                                                 17,550
--------------------------------------------------------------------------------
                                                                         42,330
--------------------------------------------------------------------------------
               Tobacco (1.2%)
     260,000   Philip Morris Cos., Inc.                                  12,220
--------------------------------------------------------------------------------
               Total common stocks (cost: $787,612)                   1,036,785
--------------------------------------------------------------------------------

    Principal
     Amount
      (000)
    ---------
                                SHORT-TERM (2.0%)
               Commercial Paper
     $21,559   General Electric Capital Corp., 4.81%, 2/01/1999
                 (cost: $21,553)                                         21,553
--------------------------------------------------------------------------------
               Total investments (cost: $809,165)                    $1,058,338
================================================================================







USAA GROWTH & INCOME FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
* Non-income producing.



See accompanying notes to financial statements.








USAA GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN  THOUSANDS)

January 31, 1999
(Unaudited)


ASSETS
   Investments in securities, at market value
     (identified cost of $809,165)                                 $ 1,058,338
   Cash                                                                    277
   Receivables:
      Capital shares sold                                                  478
      Dividends                                                          1,061
      Securities sold                                                    2,195
                                                                   -----------
         Total assets                                                1,062,349
                                                                   -----------

LIABILITIES
   Securities purchased                                                  2,128
   Capital shares redeemed                                               1,403
   USAA Investment Management Company                                      534
   USAA Transfer Agency Company                                            224
   Accounts payable and accrued expenses                                    47
                                                                   -----------
         Total liabilities                                               4,336
                                                                   -----------
            Net assets applicable to capital shares outstanding    $ 1,058,013
                                                                   ===========

REPRESENTED BY:
   Paid-in capital                                                 $   805,854
   Accumulated undistributed net investment income                         176
   Accumulated net realized gain on investments                          2,810
   Net unrealized appreciation of investments                          249,173
                                                                   -----------
            Net assets applicable to capital shares outstanding    $ 1,058,013
                                                                   ===========
   Capital shares outstanding                                           56,487
                                                                   ===========
   Authorized shares of $.01 par value                                 110,000
                                                                   ===========
   Net asset value, redemption price, and offering price per share $     18.73
                                                                   ===========



See accompanying notes to financial statements.








USAA GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 1999
(Unaudited)


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $45)                $   8,741
      Interest                                                              661
                                                                      ---------
         Total income                                                     9,402
                                                                      ---------
   Expenses:
      Management fees                                                     3,020
      Transfer agent's fees                                               1,183
      Custodian's fees                                                       88
      Postage                                                               113
      Shareholder reporting fees                                             31
      Directors' fees                                                         2
      Registration fees                                                      37
      Professional fees                                                      18
      Other                                                                  10
                                                                      ---------
         Total expenses                                                   4,502
                                                                      ---------
            Net investment income                                         4,900
                                                                      ---------
Net realized and unrealized gain on investments:
   Net realized gain                                                      5,216
   Change in net unrealized appreciation/depreciation                    42,906
                                                                      ---------
            Net realized and unrealized gain                             48,122
                                                                      ---------
Increase in net assets resulting from operations                      $  53,022
                                                                      =========



See accompanying notes to financial statements.







USAA GROWTH & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN  THOUSANDS)

Six-month period ended January 31, 1999
and Year ended July 31, 1998
(Unaudited)


                                                         1/31/99      7/31/98
                                                      --------------------------
From operations:
   Net investment income                              $     4,900   $    10,648
   Net realized gain on investments                         5,216        61,498
   Change in net unrealized appreciation/depreciation
      of investments                                       42,906       (29,399)
                                                      --------------------------
      Increase in net assets resulting from operations     53,022        42,747
                                                      --------------------------
Distributions to shareholders from:
   Net investment income                                   (5,207)      (10,736)
                                                      --------------------------
   Net realized gains                                     (51,105)      (31,222)
                                                      --------------------------
From capital share transactions:
   Proceeds from shares sold                              112,429       394,483
   Shares issued for dividends reinvested                  55,134        41,090
   Cost of shares redeemed                               (184,849)     (182,865)
                                                      --------------------------
      Increase (decrease) in net assets from
         capital share transactions                       (17,286)      252,708
                                                      --------------------------
Net increase (decrease) in net assets                     (20,576)      253,497
Net assets:
   Beginning of period                                  1,078,589       825,092
                                                      --------------------------
   End of period                                      $ 1,058,013   $ 1,078,589
                                                      ==========================
Undistributed net investment income included in
   net assets:
   End of period                                      $       176   $       483
                                                      ==========================
Change in shares outstanding:
   Shares sold                                              6,492        20,627
   Shares issued for dividends reinvested                   3,501         2,240
   Shares redeemed                                        (10,644)       (9,507)
                                                      --------------------------
      Increase (decrease) in shares outstanding              (651)       13,360
                                                      ==========================



See accompanying notes to financial statements.







USAA GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1999
(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA Growth & Income Fund (the Fund). The Fund's investment objective is capital growth and current income. USAA Investment Management Company (the Manager) seeks to achieve the Fund's objective by investing its assets primarily in dividend paying equity securities.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under the CAPCO agreements, the Fund may borrow from CAPCO an amount under both agreements combined of up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 1999.

(3) DISTRIBUTIONS

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 1999 were $143.4 million and $203.0 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1999 was $296.3 million and $47.1 million, respectively.

(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .60% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1999 was $38,000.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(7) YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                             Six-month                                                          Ten-month
                           Period Ended                                                       Period Ended
                            January 31,                   Year Ended July 31,                    July 31,
-------------------------------------------------------------------------------------------------------------
                               1999         1998          1997          1996          1995          1994
-------------------------------------------------------------------------------------------------------------

Net asset value at
   beginning of period     $    18.88    $    18.85    $    13.46    $    12.07    $    10.36    $    10.23
Net investment income             .08           .21           .23           .24(a)        .24(a)        .17(a)
Net realized and
   unrealized gain                .77           .69          5.84          1.51          1.81           .16
Distributions from net
   investment income             (.09)         (.21)         (.23)         (.23)         (.23)         (.18)
Distributions of realized
   capital gains                 (.91)         (.66)         (.45)         (.13)         (.11)         (.02)
                           ----------------------------------------------------------------------------------
Net asset value at
   end of period           $    18.73    $    18.88    $    18.85    $    13.46    $    12.07    $    10.36
                           ==================================================================================
Total return (%) *               5.54          4.99         46.69         14.68         20.30          3.28
Net assets at
   end of period (000)     $1,058,013    $1,078,589    $  825,092    $  371,801    $  208,490    $  134,622
Ratio of expenses to
   average net assets (%)         .89(b)        .85           .89           .95          1.01          1.12(b)
Ratio of net investment
   income to average
   net assets (%)                 .97(b)       1.07          1.50          1.84          2.21          1.95(b)
Portfolio turnover (%)          14.68         29.38         14.67         16.13         19.45         13.90



 * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Calculated using weighted average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.






DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Service Mark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777